UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  April 4, 2006 (October 3, 2005)

CardioTech International, Inc.

(Exact name of Registrant as Specified in its Charter)

MASSACHUSETTS

(State or Other Jurisdiction of Incorporation)

000-28034	04-3186647
(Commission File Number)	(I.R.S. Employer Identification Number)

229 Andover Street

Wilmington, Massachusetts 01887

 (Address of Principal Executive Offices, including Zip Code)

(978) 657-0075

 (Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02:                 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

As previously reported on Form 8-K dated October 6, 2005, CardioTech International, Inc. (the “Company”) appointed Eric G. Walters as Vice President and Chief Financial Officer on October 3, 2005. On April 3, 2006, the Company entered into an employment agreement with Mr. Walters. This agreement is attached to this report on Form 8-K as Exhibit 10.27, and is incorporated by reference into this report.

Under the terms of his employment agreement, Mr. Walters will be employed by the Company for two years and receive a base salary of $175,000 which is subject to future adjustment by the Company’s Chief Executive Officer. The Company may renew the agreement at the end of the initial term. Mr. Walters is eligible for an annual bonus to be paid at the discretion of the Chief Executive Officer and participation in all executive benefit programs, including health insurance, life insurance, and stock-based compensation. The Company has the right to terminate the agreement, at any time, with or without cause, upon thirty (30) days notice. If Mr. Walters’ employment is terminated without cause, the Company is obligated to (i) pay Mr. Walters his base salary and bonus for a period of two (2) years after such termination, (ii) provide Mr. Walters with health insurance benefits for a period of 18 months after such termination, of which the premiums for the first six (6) months after such termination shall be paid by the Company, and (iii) provide life insurance benefits for one (1) year after such termination at the Company’s expense.

Item 9.01:                 Financial Statements and Exhibits.

Exhibit Number	Description

10.27	Employment Agreement by and between CardioTech International, Inc. and Eric G. Walters dated April 3, 2006.

This Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements with respect to the Company’s plans, objectives, expectations and intentions; and (ii) other statements identified by words such as “may”, “could”, “would”, “should”, “believes”, “expects”, “anticipates”, “estimates”, “intends”, “plans” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDIOTECH INTERNATIONAL, INC.

By:	/s/ Michael Szycher
Michael Szycher, PhD, Chairman and CEO

Date: April 4, 2006